UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
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[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12


                             PASSUR AEROSPACE, INC.
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                           if other than Registrant)


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                             PASSUR AEROSPACE, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 6, 2016

The Annual Meeting of the shareholders of PASSUR Aerospace, Inc. (the "Company", "our") will be held at 11:00 a.m., local time, on April 6, 2016 at One Landmark Square, Stamford, Connecticut, 06901 for the following purposes:

     1.   To elect Directors for the next fiscal year;

     2. To hold a non-binding advisory vote to approve the Company's executive compensation;

     3. To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending October 31, 2016;

     4. To transact such business as may properly come before the meeting or any adjournment or adjournments thereof.

Only shareholders of record at the close of business on February 17, 2016, will be entitled to vote at the Annual Meeting. A list of shareholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and during business hours from March 1, 2016, to the date of the Annual Meeting at the Company's headquarters in Connecticut.

Whether you expect to attend the Annual Meeting or not, your vote is important. To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States or Canada.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 6, 2016. The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended October 31, 2015 are available on our website at http://www.passur.com/who-we-are-investors-sec-filings.

                                            By Order of the Board of Directors


                                            David M. Henderson
                                            Chief Financial Officer, Treasurer,
                                            and Secretary



One Landmark Square, Suite 1900
Stamford, Connecticut 06901
March 1, 2016


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          IT IS IMPORTANT THAT THE ENCLOSED PROXY CARD BE COMPLETE AND
                               RETURNED PROMPTLY

                             PASSUR AEROSPACE, INC.
                                PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PASSUR Aerospace, Inc. (the "Company", "our") for use at the Annual Meeting of Shareholders to be held at 11:00 a.m., local time, on April 6, 2016, at One Landmark Square, Stamford, Connecticut, 06901. Distribution of this proxy statement and the enclosed proxy card to shareholders is scheduled to begin on or about March 1, 2016.

Shares cannot be voted at the Annual Meeting unless the owner thereof is present in person or by proxy. All properly executed and unrevoked proxies in the accompanying form that are received in time for the Annual Meeting will be voted at the Annual Meeting, or any adjournment or postponement thereof, in accordance with any specification thereon, or if no specification is made, such proxies will be voted "FOR" the election of the named Director nominees, "FOR" an advisory vote for approval of compensation of named executive officers, and "FOR" the ratification of BDO USA, LLP as the Company's independent registered public accountants. The Board of Directors knows of no other matters which may be brought before the Annual Meeting. However, if any other matters are properly presented for action, it is the intention of the named proxies to vote on them according to their best judgment. Any person giving a proxy may revoke it by written notice to the Company, or by delivering a valid, later-dated proxy in a timely manner, at any time prior to the exercise of the proxy. In addition, although mere attendance at the Annual Meeting will not revoke the proxy, a person present at the Annual Meeting may withdraw his or her proxy and vote in person. Rights of appraisal or similar rights of dissenters are not available to shareholders of the Company with respect to any matter to be acted upon at the Annual Meeting. The Company will bear the entire cost of the solicitation of proxies for the Annual Meeting.

The Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2015, as filed with the Securities and Exchange Commission and including the financial statements of the Company, is enclosed herewith.

The mailing address of the principal executive office of the Company is One Landmark Square, Suite 1900, Stamford, Connecticut, 06901. This Proxy Statement and the accompanying form of proxy are expected to be mailed to the shareholders of the Company on or about March 1, 2016.

                               VOTING SECURITIES

The Company's only class of voting securities outstanding is its Common Stock, par value $0.01 per share (the "Common Stock"). On February 17, 2016, there were 7,673,199 shares of Common Stock outstanding. At the Annual Meeting, each shareholder of record at the close of business on February 17, 2016, will be entitled to one vote for each share of Common Stock owned on that date as to each matter presented at the Annual Meeting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote is required for the election of the Company's Directors. The Board of Directors is seeking a nonbinding advisory vote to approve executive compensation of the Company's named executive officers. The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present in person, or represented by proxy at the meeting, and entitled to vote, is required to approve the executive compensation of the Company's named executive officers. While the Board of Directors intends to carefully consider the shareholder vote on the executive compensation of the Company's named executive officers, the vote is not binding on us and is advisory in nature. The affirmative vote of a majority of the votes cast by holders of shares of Common Stock present in person, or represented by proxy at the meeting, and entitled to vote, is required to ratify the appointment of BDO USA, LLP as the Company's independent registered public accounting firm. An abstention with respect to any proposal will be counted as present for purposes of determining the existence of a quorum. In the event of a "broker non-vote" (shares held by a broker or nominee that does not have discretionary authority to vote on a particular

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matter and has not received voting instructions from its client) with respect to any proposal coming before the meeting caused by the beneficial owner's failure to authorize a vote on such proposal, the proxy will be counted as present for the purpose of determining the existence of a quorum. Under New York law, abstentions and broker non-votes, if any, will not be counted as votes cast and therefore will have no effect. Please note that brokers may no longer use discretionary authority to vote shares on the election of directors if they have not received instructions from their clients. Please vote your proxy so your vote can be counted. An automated system administered by the Company's transfer agent will be used to tabulate the proxies.

                            I. ELECTION OF DIRECTORS

Unless otherwise directed, the persons named in the accompanying form of proxy intend to vote at the Annual Meeting "FOR" the election of the nominees named below as Directors of the Company, to serve until the next Annual Meeting and until their successors are duly elected and qualified. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF SUCH NOMINEES.

If any nominee is unable to stand for election when the election takes place, the shares represented by valid proxies will be voted in favor of the remaining nominees and for such person, if any, as shall be designated by the present Board of Directors to replace such nominee. The Board of Directors does not presently anticipate that any nominee will be unable to stand for election.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

The following information with respect to the principal occupation or employment, other affiliations, and business experience of each nominee during the last five years has been furnished to the Company by such nominee. Except as indicated, each of the nominees has had the same principal occupation for the last five years. All of the nominees are currently Directors of the Company.

G. S. Beckwith Gilbert, age 74, has continued to serve as the Company's Chairman of the Board since his election in 1997. Mr. Gilbert also serves as the Chairman of the Executive Committee. Mr. Gilbert was appointed Chief Executive Officer in October of 1998 and served as such until his retirement from that post on February 1, 2003. Mr. Gilbert is President and Chief Executive Officer of Field Point Capital Management Company, a merchant-banking firm, a position he has held since 1988. Mr. Gilbert is also Chairman Emeritus and a member of the Board of Fellows of Harvard Medical School, a Director of the Yale Cancer Center, and a member of the Council on Foreign Relations. Mr. Gilbert's current service as Chairman of the Board of the Company and Chairman of the Executive Committee and prior service as Chief Executive Officer of the Company, as well as his prior board and executive management experience, allow him to provide in-depth knowledge of the Company and other valuable insight and knowledge to the Board.

James T. Barry, age 54, was named Chief Executive Officer of the Company in February 2003 and President in April 2003. Since Mr. Barry joined the Company in 1998, he has held the positions of Chief Operating Officer, Chief Financial Officer, Secretary, and Executive Vice President. Mr. Barry has also been a Director of the Company since 2000. From 1989 to 1998, he was with DIANON Systems, Inc., most recently as Vice President of Marketing. Prior to DIANON, Mr. Barry was an officer in the United States Marine Corps. Mr. Barry's knowledge of the Company through his service as a Director, President, and Chief Executive Officer of the Company allows him to bring valuable insight and knowledge to the Board.

John R. Keller, age 75, serves as Executive Vice President of the Company, a position he has held since the Company's inception in 1967 as one of the co-founders. Mr. Keller has also been a Director of the Company since 1997. Mr. Keller received his bachelor's and master degrees in electrical engineering from New York University in 1960 and 1962, respectively. Mr. Keller's knowledge of the Company through his service as a Director and Executive Vice President of the Company allows him to bring valuable insight and knowledge to the Board.

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Paul L. Graziani, age 58, has been a Director of the Company since 1997 and is the Chairman of the Audit Committee. He currently serves as Chief Executive Officer of Analytical Graphics, Inc. ("AGI"), a leading producer of commercially available analysis and visualization software for the aerospace, defense, and intelligence communities, a position he has held since January 1989. Until March 2009, he also served as AGI's President. In recent times, Mr. Graziani has been recognized as "CEO of the Year" by the Philadelphia region's Eastern Technology Council and the Chester County Chamber of Business and Industry; "Entrepreneur of the Year" regional winner by Ernst & Young; and "Businessman of the Year" by the local Great Valley Regional Chamber of Commerce. He sits on the Boards of Directors of the United States Geospatial Intelligence Foundation ("USGIF") and Federation of Galaxy Explorers ("FOGE"), and is a former member of the board of governors of the Civil Air Patrol ("CAP"). He is an associate fellow of the American Institute of Aeronautics and Astronautics ("AIAA") and has formerly served on the advisory board for Penn State Great Valley. After fulfilling his board tenure, he was recently elected to the honorary position of Life Director of The Space Foundation. In 2009 AGI was named a "Top Small Workplace" by the Wall Street Journal and the non-profit organization Winning Workplaces.Mr. Graziani's knowledge of the Company through his service as a Director of the Company, as well as his experience as CEO of a software company, allow him to bring valuable insight and knowledge to the Board.

Kurt J. Ekert, age 45, has been a Director of the Company since September 10, 2009 and currently serves as Chairman of the Compensation Committee. Most recently, he served as Executive Vice President & Chief Commercial Officer of Travelport Worldwide Ltd, from 2010 to 2016, where he held global responsibility for sales, customer engagement, product, marketing, pricing, supplier services/content, and operations. Mr. Ekert led the operational turnaround of Travelport to enable evolution from distressed private equity and hedge fund ownership to a successful IPO. From 2006 to 2010, Mr. Ekert was Chief Operating Officer, GTA by Travelport, a global, multi-channel travel intermediary focused on hotels and travel services. Prior to joining GTA, he was Senior Vice President, Travelport Supplier Services, where he oversaw supplier sales, strategy, and content for the Travelport Americas business and consumer groups including Orbitz Worldwide and Galileo. At Travelport, he also held the positions of Group Vice President, Strategy and Business Development, and Chief Operating Officer, Travelport/Orbitz for Business. Prior to Travelport, Mr. Ekert held a number of senior finance roles at Continental Airlines, and also spent four years as an active duty U.S. Army officer. Mr. Ekert received a B.S. from the Wharton School of the University of Pennsylvania and a MBA from the University of South Carolina. Mr. Ekert serves as an advisor to Freebird and previously served on the board of eNett International. Mr. Ekert's knowledge of the Company through his service as a Director of the Company, as well as his executive management and business experience in both travel and technology allow him to bring valuable insight and knowledge to the Board.

Peter L. Bloom, age 58, has been a Director of the Company since December 10, 2009 and currently serves as Chairman of the Technology Committee. Mr. Bloom is currently an Advisory Director at General Atlantic, where he has worked since 1996. As a Managing Director at General Atlantic, he was responsible for technology due diligence on prospective investments and assistance to the CEO and senior management teams of portfolio companies on technology strategy and guidance on emerging technology trends. Prior to joining General Atlantic, Mr. Bloom spent thirteen years at Salomon Brothers in a variety of roles in both technology and fixed income sales and trading. He received the Carnegie Mellon/AMS Achievement Award in Managing Information Technology for his work managing the technology implementation of a new distributed computing architecture that supported the company's global business operations. He graduated from Northwestern University in 1978 with a B.A. in Computer Studies and Economics. He is a member of Business Executives for National Security and an Associate Founder of Singularity University. He was a member of the FCC Technical Advisory Council from 2010-2015. He is currently the Chairman of DonorsChoose, which was named the most innovative charity in America by Stanford

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Business School and Amazon. Mr. Bloom is also the co-founder and Chairman of
Peak Rescue Institute. He is a member of the board of The Food Bank for New York City and the Cancer Research Institute and the Connected Warrior Foundation. Mr. Bloom's knowledge of the Company through his service as a Director of the Company, as well as his executive management and business experience and technology expertise, allow him to bring valuable insight and knowledge to the Board.

Richard L. Haver, age 71, has been a Director of the Company since October 8, 2010. Mr. Haver retired from Northrop Grumman Corporation in December 2010 following 10 years of service with Northrop and the TRW component acquired by Northrop in 2002. His position at Northrop Grumman was Vice President for Intelligence Programs. He earned a B.A. degree in History from Johns Hopkins University in 1967. He served on active duty in the U.S. Navy from 1967 to 1973. In 1973, Mr. Haver became a civilian intelligence analyst in the Anti-Submarine Warfare Systems branch at the Naval Intelligence Support Center. In 1976, he was selected as a department head at the Navy Field Operational Intelligence Office ("NFOIO"), and the next year became the Technical Director of the Naval Ocean Surveillance Information Center. He subsequently held the senior civilian position at NFOIO, serving as Technical Director until assuming the position of Special Assistant to the Director of Naval Intelligence in 1981. He was selected as Deputy Director of Naval Intelligence in June 1985, a position he held until 1989. Mr. Haver was selected by Secretary of Defense Dick Cheney in July 1989 to the position of Assistant to the Secretary of Defense for Intelligence Policy. From 1992 to 1995, he served as the Executive Director for Intelligence Community Affairs. In 1998, he assumed the duties of Chief of Staff of the National Intelligence Council and Deputy to the Assistant Director of Central Intelligence for Analysis and Production. In 1999, Mr. Haver joined TRW as Vice President and Director, Intelligence Programs. He led business development and marketing activities in the intelligence market area for their Systems & Information Technology Group. He also served as liaison to the group's strategic and tactical C3 business units, as well as TRW's Telecommunications and Space & Electronics groups. Mr. Haver was selected by Vice President Cheney to head the Administration's Transition Team for Intelligence and then selected by Secretary of Defense Donald Rumsfeld as the Special Assistant to the Secretary of Defense for Intelligence. He returned to the private sector in 2003. Mr. Haver is now consulting to both government and private industry associated with the National Security and Intelligence fields, as well as volunteer work, and service on various boards and panels. Mr. Haver's knowledge of the Company through his service as a Director of the Company, as well as his executive management and business experience in the intelligence field, allow him to bring valuable insight and knowledge to the Board.

Robert M. Stafford, age 74, has been a Director of the Company since June 12, 2013. Mr. Stafford is currently the Chairman and CEO of Stafford Capital Management, where he has worked since 1986, and the Managing Partner of Pacific Management Ltd., where he has also worked since 1986. Mr. Stafford received a bachelor's degree from Princeton University in 1963 and an MBA from Stanford Graduate School of Business in 1968. Mr. Stafford's extensive financial experience allows him to bring valuable insight and knowledge to the Board.

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Ronald V. Rose, age 64, has been a Director of the Company since December 17,
2014. Mr. Rose now serves as CEO of Value Creation Strategies Holdings, LLC an investment company focused on value creation through data analytics technologies. Formerly Mr. Rose was the Vice Chairman, and CEO, of Decisyon, Inc., a company which accelerates business process improvement through the combination of collaborative business intelligence technologies and IoT analytics. Prior to Decisyon, Mr. Rose served as Senior Vice President of Dell.com at Dell Inc., where he ran a multi-billion dollar B2B business unit. Prior to Dell, Mr. Rose served as Chief Information Officer of Priceline.com for eleven years during which time the company successfully made the transition from a pre-IPO startup to a multi-billion dollar global travel company. Mr. Rose began his career at Delta Air Lines focusing on transaction systems. Mr. Rose holds a Bachelor of Science degree from Tulane University and the University of Aberdeen Scotland. Mr. Rose received a Masters of Science in Information Technology from the Georgia Institute of Technology. Mr. Rose is a private pilot. Mr. Rose's experience as CEO of a software company in the data analytics and collaborative decision making technology sector allows him to bring valuable insight and knowledge to the Board.

BOARD OF DIRECTORS AND COMMITTEES

During the fiscal year ended October 31, 2015, the Board of Directors held four regularly scheduled meetings and had no special meetings. From time to time, the Board of Directors also acts by unanimous written consent and, during fiscal year 2015, the Board of Directors acted by unanimous written consent four times.

Eight members of the Company's Board of Directors attended the Board of Directors meeting held in December 2014 and nine members attended the Board of Directors meeting held after the 2015 Annual Meeting, as well as the scheduled meetings of the Board Committees on which they serve, and six members of the Board of Directors attended the June 2015 Board of Directors meeting. Eight members of the Company's Board of Directors attended the meeting of the Board of Directors held in September 2015, as well as all scheduled meetings of the Board Committees on which they serve.

Although the Company is not listed on the NASDAQ Stock Market ("NASDAQ"), the Board of Directors has determined, after considering all the relevant facts and circumstances, that Mr. Graziani, Mr. Ekert, Mr. Bloom, Mr. Haver, Mr. Stafford, and Mr. Rose are each an independent director, as "independence" is defined by NASDAQ listing standards.

The Board of Directors presently has standing Audit, Compensation, Technology Advisory, and Executive Committees, the current membership and principal responsibilities of which are described below. The Board of Directors does not have a formal Nominating Committee; however, all of the Directors review and approve all Director nominees presented to the Board of Directors.

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AUDIT COMMITTEE

Members: Mr. Graziani, Mr. Ekert, Mr. Haver, and Mr. Stafford

The Audit Committee's responsibilities include the following: approve the registered public accounting firm to be retained by the Company; meet with the Company's registered public accounting firm several times annually to review the scope and the results of the annual audit; receive and consider the auditors' comments as to internal controls, accounting staff, management performance, and procedures performed as well as results obtained in connection with the audit; and periodically review and approve major accounting policies and significant internal control procedures. In addition, the Audit Committee reviews the independence of the registered public accounting firm and its fee for services rendered to the Company and discusses with the registered public accounting firm any other audit-related matters that may arise during the year. The Members of the Audit Committee have been appointed by the Board of Directors. Although the Company is not listed on NASDAQ, all of the Audit Committee Members meet the independence requirements of the NASDAQ listing standards. Additionally, the Board of Directors has determined that Mr. Graziani meets the Securities and Exchange Commission's criteria of an "audit committee financial expert" as set forth in Item 407(d)(5) of Regulation S-K. Mr. Graziani acquired the attributes necessary to meet such criteria by having held positions that provided relevant experience.

The Audit Committee held four meetings during fiscal year 2015. The Board of Directors has adopted a Charter to set forth the Audit Committee's responsibilities. The Audit Committee Charter is available on the Company's website at www.passur.com/who-we-are-investors-committees.

REPORT OF THE AUDIT COMMITTEE:

The Board of Directors has appointed an Audit Committee, consisting of four Directors.

The purpose of the Audit Committee is to assist our Board of Directors with the oversight of the integrity of the financial statements of the Company, the Company's compliance with legal and regulatory matters, the registered public accounting firm's qualifications and independence, and the performance of our Company's registered public accounting firm. The Audit Committee oversees the Company's accounting and financial reporting process and audits of the financial statements of the Company on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. The registered public accounting firm is responsible for auditing our financial statements and expressing an opinion that the financial statements are in conformity with generally accepted accounting principles in the United States.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the fiscal year ended October 31, 2015 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.


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The Audit Committee discussed with the Company's registered public accounting firm, who is responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, its judgments as to the quality, not just the acceptability, of the Company's accounting principles, and other such matters as are required to be discussed with the registered public accounting firm pursuant to Public Company Accounting Oversight Board (PCAOB) Accounting Standard No. 16. In addition, the Audit Committee has discussed with the registered public accounting firm the auditors' independence from management. The Company and the Audit Committee have received the written disclosures and the letter from the registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the registered public accounting firm the registered public accounting firm's independence.

The Audit Committee discussed with the Company's registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the registered public accounting firm, with and without management present, to discuss the results of its examinations and the overall quality of the Company's financial reporting. The Audit Committee held four meetings during fiscal year 2015.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended October 31, 2015, for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection of the Company's registered public accounting firm.

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended or the Securities Act of 1934, as amended, except to the extent the Company specifically incorporates this Audit Committee Report by reference therein.

                                     Respectfully submitted,

                                     Paul L. Graziani, Audit Committee Chair
                                     Kurt J. Ekert, Audit Committee Member
                                     Richard L. Haver, Audit Committee Member
                                     Robert M. Stafford, Audit Committee Member

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COMPENSATION COMMITTEE

Members: Mr. Ekert, Mr. Stafford, Mr. Rose

The Compensation Committee determines salaries, bonuses, and incentive compensation for the Company's executive officers and has authority to recommend awards of stock options, stock bonuses, and other equity-based compensation to executives, employees, and consultants under the Company's 2009 Stock Incentive Plan (the "Plan"), as amended in fiscal years 2011 and 2010. The Compensation Committee also determines compensation levels and performs such other functions regarding compensation as the Board of Directors may delegate. The Members of the Compensation Committee have been appointed by the Board of Directors. Mr. Ekert was appointed Chairman of the Compensation Committee on February 24, 2015 by unanimous consent. Although the Company is not listed on NASDAQ, all of the Compensation Committee Members meet the independence requirements of the NASDAQ listing standards. The Compensation Committee held one meeting during fiscal year 2015. From time to time, the Compensation Committee also acts by unanimous consent and, during fiscal year 2015, the Compensation Committee acted by unanimous consent two times.

The Company did not employ a compensation consultant during fiscal year 2015.

The Board of Directors has adopted a Charter to set forth the Compensations Committee's responsibilities. The Compensation Committee Charter is available on the Company's website at www.passur.com

EXECUTIVE COMMITTEE

Members: Mr. Gilbert, Mr. Graziani, Mr. Barry, Mr. Ekert, Mr. Bloom

The Executive Committee was established in October 1998. The Executive Committee's primary function is to assist management in formulating the Company's strategy and to perform such other duties as may be designated by the Board of Directors. Mr. Gilbert was appointed Chairman of the Executive Committee on February 24, 2015 by unanimous consent. The Executive Committee held four meetings during fiscal year 2015.

TECHNOLOGY ADVISORY COMMITTEE

Members: Mr. Bloom, Mr. Rose, Mr. Barry, Mr. Keller, Mr. Graziani, Mr. Haver

The Technology Advisory Committee was established in October 2010 with five members added in February 2015. The Committee's primary function is to advise the Company on technology issues that may affect the Company in the future and develop strategies to address these issues. The Technology Advisory Committee reports to the Board of Directors periodically. Mr. Bloom was appointed Chairman of the Technology Advisory Committee on October 31, 2010 and the five members were appointed on February 24, 2015 by unanimous consent.

NOMINATING COMMITTEE

In order to ensure that candidates are properly evaluated, the Board of Directors believes that a separate nominating committee is not necessary at this time, given the size of the Company, nor would a nominating committee add to the effectiveness of the evaluation and nomination process. For these reasons, the Board of Directors believes it is not appropriate to have a nominating committee at this time.

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Currently, the Board of Directors performs the functions typical of a nominating committee, including the identification, recruitment, and selection of nominees for election as Directors of the Company. Although the Company is not listed on NASDAQ, Director nominees will be evaluated by the Company's Directors who meet the independence requirements of the NASDAQ listing standards. In selecting nominees for the Board of Directors, the Company seeks to identify individuals who are thought to have the business background and experience, industry specific knowledge and general reputation, and expertise that would allow them to contribute as effective Directors to the Company's governance, and who are willing to serve as Directors of a public company. The Board of Directors has no formal policy on the consideration to be given to diversity in the nomination process, other than to seek candidates who have skills and experience that are appropriate to the position and complementary to those of the other Board members or candidates using the criteria identified above.

The Company does not have a specific policy on shareholder-recommended director candidates. The Board of Directors believes it is appropriate for the Company not to have such a policy because it prefers to identify and evaluate potential candidates on a case-by-case basis. However, the Board of Directors will consider director nominations made by shareholders. The Board of Director's process for evaluating directors nominated by shareholders is the same as the process for evaluating any other director nominees. Shareholders wishing to submit director nominee recommendations for the 2017 Annual Meeting of Shareholders should submit such nominee recommendations via registered, certified, or express mail to the Corporate Secretary, David M. Henderson, PASSUR Aerospace, Inc., One Landmark Square, Suite 1900, Stamford, Connecticut, 06901, by November 6, 2016. Any such shareholder must meet the minimum eligibility requirements specified in Exchange Act Rule 14a-8 and must submit, within the same time frame for submitting a shareholder proposal required by Rule 14a-8(e): (1) evidence in accordance with Rule 14a-8(e) of compliance with the shareholder eligibility requirements; (2) the written consent of the candidate(s) for nomination as a director; (3) a resume or other written statement of the qualifications of the candidate(s) for nomination as a director; and (4) all information regarding the candidate(s) and the shareholder that would be required to be disclosed in a proxy statement filed with the SEC if the candidate(s) were nominated for election to the Board of Directors.

CODE OF ETHICS AND BUSINESS CONDUCT

The Company has adopted a Code of Ethics and Business Conduct that applies to all officers, Directors, and employees regarding their obligations in the conduct of Company affairs. The Company's Code of Ethics and Business Conduct is available on the Company's website at www.passur.com.

SHAREHOLDER COMMUNICATIONS

Our shareholders may communicate directly with the members of the Board of Directors or the individual chairperson of standing Board committees by writing to those individuals at the following address: PASSUR Aerospace, Inc., One Landmark Square, Suite 1900, Stamford, Connecticut, 06901. The Company's general policy is to forward, and not intentionally screen, any mail received at the Company's corporate office that is sent directly to an individual unless the Company believes the communication may pose a security risk.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The positions of Chairman of the Board of Directors and Chief Executive Officer are currently held by different persons. The Board of Directors believes that having a separate Chairman allows the Chief Executive Officer, Mr. Barry, to focus on the day-to-day management of the Company while enabling the Board of Directors to maintain an independent perspective on the activities of the Company and executive management.

The Company's senior management manages the day-to-day risks facing the Company under the oversight and supervision of the Board of Directors, which oversees the Company's risk management strategy, focusing on the adequacy of the Company's risk management and mitigation processes. The Board of Directors' role in the risk oversight process includes receiving regular reports from senior management on areas of material risk, including operations, financial, legal, regulatory, strategic, and reputational risks. The full Board receives these reports to enable it to understand the Company's risk identification, risk management, and risk mitigation strategies. While the full Board is ultimately responsible for risk oversight at the Company, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. In performing its functions, the Audit Committee has access to management and is able to engage advisors, if deemed necessary. The Board of Directors receives regular reports from the Audit Committee regarding its areas of focus.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the current members of the Compensation Committee is an officer or employee of the Company or its subsidiary. During fiscal year 2015, none of the Company's executive officers served as a director or member of a compensation committee (or other committee serving an equivalent function) of any other entity, whose executive officers served as a Director or member of our Compensation Committee. No interlocking relationship, as defined by the Securities Exchange Act of 1934, as amended, exists between the Company's Board of Directors or Compensation Committee, and the board of directors or compensation committee of any other company.

EXECUTIVE OFFICERS

For information with respect to Mr. Barry and Mr. Keller, who are also Directors, see "Election of Directors - Information Concerning Directors and Nominees."

Dr. James A. Cole, age 75, currently serves as Senior Vice President and the Director of Research and Development of the Company, a position he has held since July 1988. Dr. Cole earned a Ph.D. in physics from Johns Hopkins University in 1966. He is a current member of the American Association for the Advancement of Science, American Physical Society, Association for Computing Machinery, Institute of Electrical and Electronic Engineers and IEEE Computer Society. Dr. Cole has been with the Company since 1974.

Matthew H. Marcella, age 58, was named Vice President - Software Development in January 2003. Mr. Marcella joined the Company in 2001 from Cityspree Inc., where he served as lead software architect from 2000 to 2001. From 1996 to 2000, he was a Vice President at Deutsche Bank and Nomura Securities. From 1995 to 1996, he was a Technical Officer at UBS Securities.

Ron A. Dunsky, age 53, was named Senior Vice President of Marketing and Business Development in August 2014. Previously Mr. Dunsky was Senior Vice President and General Manager, Worldwide Airports and Corporate Aviation. Mr. Dunsky joined PASSUR Aerospace in February 2001, as Director of Marketing and New Product Development. In May of 2003, he was named Vice President, Marketing and New Product Development. Prior to joining PASSUR Aerospace, Mr. Dunsky was Senior Editor with the New York bureau of ABCNews.com, with a focus on aviation content. Prior to ABCNews.com, he was a Senior Producer at CNN (New York Bureau), with special responsibilities for shaping and managing the network's coverage of the aviation industry. Prior to CNN, Mr. Dunsky was a business reporter for the PBS nightly newscast, The McNeil-Lehrer Newshour, after having first served as the program's communications director. He began his career as creative director for one of the pioneering social marketing firms, Manifest Communications of Toronto, Canada.

Jeffrey P. Devaney, age 56, joined the Company as Chief Financial Officer, Treasurer, and Secretary in June 2004 and transitioned to Vice President of Financial Operations in June 2015. Prior to joining the Company, Mr. Devaney was the Chief Financial Officer at Cierant Corporation from 2002 to 2004. From 2000 to 2001, he was a Controller at SageMaker, Inc. From 1995 to 2000, he was the Controller at Information Management Associates, Inc.

Thomas S. White, age 60, was named Executive Vice President of Operations in May 2012. He joined the Company in 2007 as a consultant and in 2008 became an employee and the Director of Air Traffic Management. He was promoted to Vice President of Air Traffic Management in 2010 and Senior Vice President of Technology in 2011. Prior to joining the Company, Mr. White spent 32 years in government service with the FAA and the U.S. Military. Between 2002 and 2007 he was a Senior Manager for the FAA in New York. Before the FAA, he was also a U.S. Army Special Ops helicopter pilot serving with Task Force 160th.

William S. Leber, Jr., age 56, joined the Company as Vice President, Air Traffic Innovations, in February 2012. In February 2014, he was promoted to Senior Vice President, Strategic Alliances and Government Affairs. His responsibilities include strategy formulation specifically in international expansion and strategic alliances. He was formerly a Research Analyst Principal and Senior Manager for Lockheed in their Collaborative ATM Practice. As an airline operations expert, he has been a participant and leader in Collaborative Decision Making ("CDM") development since the early 1990s. He was a Chief Flight Dispatcher and worked for Northwest Airlines and Delta Air Lines for 26 years. He is a member of the FAA's REDAC - NAS Operations Subcommittee where he was Co-Chair of the Weather - ATM Integration Work Group. Mr. Leber is a former Chair of the CDM Future Concepts WG and a former Co-Chair of ATA's overall CDM effort. He is also the former President and Co-founder of the Airline Dispatchers Federation, a non-union professional association.

Keith D. Wichman, age 51, joined the Company in December 2012 and serves as Senior Vice President, Airline and Airports. Previously, he worked for GE Aviation for 14 years as a technical expert and business leader for avionics, airline operations, and Air Traffic Management. He was Chief Engineer of GE's Flight Management Systems product line and Director of ATM and Airline Efficiency Services. Previously, Mr. Wichman served 13 years as a lead Flight Controls and Handling Qualities researcher at NASA-Dryden Flight Research Center in California, followed by 3 years at Charles Stark Draper Laboratory in Massachusetts. He holds Bachelor's and Master's degrees in Aerospace Engineering from the University of Cincinnati and the University of Michigan, respectively. Mr. Wichman is an instrument Rated Commercial Pilot and held a Flight Instructor Certificate for 10 years.

David Brukman, age 50, joined the Company as the Chief Technology Officer in April 2015. Mr. Brukman has worked at Bloomberg LP's R&D Division. Mr. Brukman served as head of technology for Interactive Data Real-Time Services, Standard & Poor's ComStock, and ADC NewNet. Previously he was at Bedford Associates (a division of British Airways). Mr. Brukman has specialized in high-volume, resilient, low-latency systems in telecommunications and capital market industries. He holds a BA and MS in Computer Science, as well as several patents in mobile messaging.

David M. Henderson, age 45, joined the Company as Chief Financial Officer in June 2015. Previously Mr. Henderson spent four years as Chief Financial Officer at HealthPlanOne, a technology-enabled marketing and member acquisition company serving the healthcare industry. Prior to that he was Vice President of Finance and Corporate Development at Open Solutions, an enterprise software company that sells into the financial institution market. He was previously the Director of Product Management at Palm and AnyDay and began his professional career in the financial services industry at The Carlyle Group and Dillon Read. He holds a BA from Yale University in History and Economics.

                      COMPENSATION DISCUSSION AND ANALYSIS

            COMPENSATION PHILOSOPHY AND OBJECTIVES OF OUR EXECUTIVE
                              COMPENSATION PROGRAM

The Compensation Committee is responsible for setting and monitoring the effectiveness of the compensation provided to the Company's named executive officers. In its decision-making, the Compensation Committee is guided by a compensation philosophy designed to reward named executive officers for the achievement of business goals and the maximization of shareholder returns. Specific levels of pay and incentive opportunity are determined by the competitive market for executive talent and, where appropriate, the need to invest in the future growth of the business. The compensation program, which provides incentives for named executive officers to achieve the short-term and long-term goals of the Company, comprises four key components: base salary, annual bonus awards, stock option awards, and benefits.

BASE SALARY - Actual salaries are based on individual performance contributions within a tiered salary range for each position that is established through job evaluation and competitive comparisons.

ANNUAL BONUS AWARDS - The Company does not have a formal bonus program for its named executive officers. Bonus awards for named executives are determined by the Compensation Committee on a case-by-case basis and based on Company performance.

STOCK OPTION AWARDS - The Compensation Committee strongly believes that by providing named executive officers an opportunity to own shares of the Company's Common Stock, the best interests of shareholders and executives will be closely aligned. The number of outstanding stock options held by our named executive officers as of October 31, 2015 is disclosed in the "Equity Awards Outstanding at Fiscal Year-End 2015" table.

BENEFITS - Executive officers are eligible to participate in benefit programs designed for all full-time employees of the Company. These programs include a 401(k) plan, medical, dental, vision, group life, disability, and accidental death and dismemberment insurance. The Chief Executive Officer is provided with a vehicle for business and personal use.

ANALYSIS OF FISCAL YEAR 2015 COMPENSATION DECISIONS

The Compensation Committee determines eligibility for annual salary increases and bonus awards for the Company's named executives, which are not determined pursuant to a specific formula but are based upon its evaluation of overall performance, compensation levels provided to other Company executives, and years of service with the Company. For fiscal year 2015, the Compensation Committee determined that the compensation of Mr. Barry, the Company's Chief Executive Officer, was below market based upon an analysis of compensation for similar positions in other companies. In fiscal year 2015, Mr. Barry's Compensation was increased to an annual rate of $325,000. In fiscal year 2014, Mr. Barry's Compensation was increased to an annual rate of $275,000.

The following table sets forth the compensation of the Company's Chief Executive Officer and the other named executive officers for fiscal years 2015 and 2014.



                                                                                              CHANGE IN
                                                                                            PENSION VALUE
                                                                                                 AND
                                                                   STOCK      NON-EQUITY    NONQUALIFIED
                                                                   OPTION   INCENTIVE PLAN    DEFERRED      ALL OTHER
NAME AND                 FISCAL                          STOCK     AWARDS    COMPENSATION   COMPENSATION   COMPENSATION
PRINCIPAL POSITION        YEAR     SALARY        BONUS   AWARDS     (1)          (2)          EARNINGS         (3)          TOTAL
----------------------------------------------------------------------------------------------------------------------------------

James T. Barry            2015    $300,000(4)     --       --       --           --               --       $  6,000       $306,000
President and Chief       2014    $270,000(4)     --       --       --           --               --       $  5,000       $275,000
Executive Officer

Thomas S. White           2015    $245,000        --       --   $150,000         --               --           --         $395,000
Executive Vice President  2014    $213,000        --       --       --           --               --           --         $213,000
of Operations

William S. Leber          2015    $230,000        --       --       --            --               --           --        $230,000
Senior Vice               2014    $226,000        --       --       --            --               --           --        $226,000
President, Strategic
Alliances and
Government Affairs

(1) Represents the grant date fair value of stock options in accordance with FASB ASC Topic 718, rather than an amount paid to, or realized by, the named executive officer. In fiscal year 2015, Mr. White was awarded stock options to purchase 50,000 shares of the Company's Common Stock, with a grant date fair value of $150,000. The amount of this stock option award was granted to Mr. White based upon an overall compensation package designed to retain a senior executive at the Company. See "Stock-Based Compensation" in Note 1 to the consolidated financial statements in the Company's Form 10-K for the fiscal years ended October 31, 2015, for assumptions made in calculating this amount.

(2)  Represents cash awards.

(3)  Represents the personal use portion of a Company vehicle.

(4) In fiscal year 2015, Mr. Barry's Compensation was increased to an annual rate of $325,000. In fiscal year 2014, Mr. Barry's Compensation was increased to an annual rate of $275,000.

                  FISCAL YEAR 2015 GRANTS OF PLAN-BASED AWARDS

One of the Company's named executive officers was awarded stock options during fiscal year 2015. The Company does not have an employment agreement with any named executive officers.


                                                        OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

                                                  NUMBER OF       EQUITY INCENTIVE PLAN
                               NUMBER OF         SECURITIES         AWARDS: NUMBER OF
                              SECURITIES        UNDERLYING       SECURITIES UNDERLYING
                              UNDERLYING     UNEXERCISED STOCK    UNEXERCISED UNEARNED     STOCK                    STOCK OPTION
                              UNEXERCISED          OPTIONS          STOCK OPTIONS (#)      OPTION     STOCK OPTION    EXPIRATION
                            STOCK OPTIONS -    -UNEXERCISABLE                              EXERCISE    GRANT DATE         DATE
                              EXERCISABLE            (1)                                   PRICE ($)

Thomas S. White                  20,000             --                   --                $3.76     01/10/2008     01/09/2018
Executive Vice President         20,000                                                    $4.09     04/16/2008     04/15/2018
of Operations                    20,000                                                    $3.00     02/26/2010     02/25/2020
                                 18,000                                                    $4.65     05/09/2012     05/08/2022
                                     --                                                    $3.44     04/27/2015     04/27/2025

William S. Leber                 30,000           20,000                 --                $4.55     3/30/2012      3/29/2022
Senior Vice President,
Strategic Alliances
and Government Affairs

(1) All stock options held by named executive officers above were exercisable ratably over a five-year period following the applicable grant date. Stock options expire after the tenth anniversary of the grant date. No unvested stock awards or other equity incentive plan awards (other than stock options) for named executive officers were outstanding at the end of fiscal year 2015. Mr. Barry does not have any stock option grants outstanding at the end of fiscal year 2015.

            PENSION BENEFITS AND NONQUALIFIED DEFERRED COMPENSATION

The Company does not maintain any defined benefit pension plans or nonqualified deferred compensation plans for its named executive officers.

            POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

All named executive officers of the Company are employed on an at-will basis. There are no contracts, agreements, plans, or arrangements that provide for payments to a named executive officer at, following, or in connection with any termination or change in the named executive officer's responsibilities. Mr. Henderson, accepted an offer letter in fiscal year 2015 that entitles him to nine months base salary in the event a change in control of the company causes termination of his employment. During fiscal year 2015, one named executive officer was granted a stock option award under the Company's 2009 Stock Incentive Plan. The stock options granted to the executive officer under the Company's Stock Incentive Plan vest upon a change of control event.

                             DIRECTOR COMPENSATION

Directors who are not employees of the Company are paid $500 for each Board of Directors and committee meetings attended in person, except for Mr. Gilbert, who receives an annual salary as Chairman of the Board of Directors in lieu of receiving meeting fees. Mr. Barry and Mr. Keller, who are employees of the Company, receive no additional compensation for their services as Directors of the Company. Directors are reimbursed for expenses they incur to attend meetings of the Board of Directors and its committees.

Mr. Gilbert receives an annual salary as Chairman of the Board of Directors in lieu of the meeting fees received by the other non-employee Directors due to his contributions to the Company, including assistance with respect to the Company's growth opportunities and customer relationships, as well as his services as Chairman. For fiscal year 2015, his compensation was increased to a salary of $325,000. For fiscal year 2014, his compensation was increased to a salary of $275,000.

Mr. Graziani was awarded stock options to purchase 30,000 shares of the Company's Common Stock to compensate for his service on the Board of Directors on April 16, 2002. On September 12, 2005, Mr. Graziani was awarded stock options to purchase 25,000 shares of the Company's Common Stock to compensate for his service on the Executive Committee. On April 13, 2006, to compensate Mr. Graziani for services as Chairman of the Audit Committee, was awarded stock options to purchase an additional 25,000 shares of the Company's Common Stock. All of the aforementioned stock options vested ratably over a three-year period and were exercised during fiscal year 2010.

Mr. Ekert was awarded stock options to purchase 30,000 shares of the Company's Common Stock, which vest ratably over a five-year period, upon joining the Board of Directors on September 14, 2009. The 30,000 stock option award was granted to Mr. Ekert pursuant to the Company's practice of granting stock options to a new Director upon joining the Board of Directors.

Mr. Bloom was awarded stock options to purchase 30,000 shares of the Company's Common Stock, which vest ratably over a five-year period, upon joining the Board of Directors on December 10, 2009. In addition, on October 31, 2010, Mr. Bloom was awarded stock options to purchase 100,000 shares of Common Stock, with an above market exercise price and which vest ratably over a five-year period, for his role as Chairman of the Technology Advisory Committee of the Board. The 30,000 stock option award was granted to Mr. Bloom pursuant to the Company's practice of granting stock options to a new Director upon joining the Board of Directors.

Mr. Haver was awarded stock options to purchase 30,000 shares of the Company's Common Stock, which vest ratably over a five-year period, upon joining the Board of Directors on October 8, 2010. The 30,000 stock option award was granted to Mr. Haver pursuant to the Company's practice of granting stock options to a new Director upon joining the Board of Directors.

Mr. Stafford was awarded stock options to purchase 30,000 shares of the Company's Common Stock, which vest ratably over a five-year period, upon joining the Board of Directors on June 12, 2013. The 30,000 stock option award was granted to Mr. Stafford pursuant to the Company's practice of granting stock options to a new Director upon joining the Board of Directors.

Mr. Rose was awarded stock options to purchase 30,000 shares of the Company's Common Stock, which vest ratably over a five-year period, upon joining the Board of Directors on December 17, 2014. The 30,000 stock option award was granted to Mr. Rose pursuant to the Company's practice of granting stock options to a new Director upon joining the Board of Directors.


                              FISCAL YEAR 2015 DIRECTORS' COMPENSATION

NAME                       COMPENSATION     STOCK AWARDS     STOCK OPTION AWARDS     TOTAL
---------------------------------------------------------------------------------------------

 G.S. Beckwith Gilbert       $300,000            --                 --              $300,000
 Paul L. Graziani            $    500            --                 --              $    500
 Kurt J. Ekert               $  1,000            --                 --              $  1,000
 Peter L. Bloom              $  1,000            --                 --              $  1,000
 Richard L. Haver            $  1,000            --                 --              $  1,000
 Robert M. Stafford          $  1,000            --                 --              $  1,000
 Ronald V. Rose              $  1,000            --                 --              $  1,000

(1) Mr. Ekert, Mr. Haver, Mr. Stafford, and Mr. Rose held 30,000 stock options each and Mr. Bloom held 30,000 stock options plus an additional 100,000 stock options, with an above market exercise price as of October 31, 2015. Mr. Gilbert and Mr. Graziani did not hold any stock option awards as of October 31, 2015.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's Directors, executive officers, and 10% shareholders to file reports of ownership and reports of change in ownership of the Company's Common Stock and other equity securities with the Securities and Exchange Commission. Directors, executive officers, and 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based on a review of the copies of such reports furnished, the Company believes that during the fiscal year ended October 31, 2015, the Company's Directors, executive officers, and 10% shareholders filed on a timely basis all reports required by Section 16(a) of the Exchange Act, except that, due to an administrative oversight of the Company, a Form 4 for James A. Cole , the Company's Senior Vice President and the Director of Research and Development, in connection with the exercise by Mr. Cole of options to purchase 20,000 shares of the Company's Common Stock on December 28, 2015 was not filed by the end of the second business day following such exercise. A Form 4 was filed promptly upon the discovery of this oversight on January 7, 2016.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth the number of shares of the Company's Common Stock, $0.01 par value, beneficially owned by each Director of the Company, each nominee for Director of the Company, each named executive officer of the Company, and all Directors, nominees, and named executive officers of the Company, as a group, as of February 3, 2016. Unless otherwise indicated below, each person indicated in the table has sole voting and investment power with respect to all shares included therein.

                                  AMOUNT AND NATURE OF     PERCENT OF CLASS
 NAME OF BENEFICIAL OWNER         BENEFICIAL OWNERSHIP     (1) (2)
--------------------------        --------------------     ----------------

G.S. Beckwith Gilbert                   4,092,563(3)             53.3
John R. Keller                            166,725                 2.2
Paul L. Graziani                          110,000                 1.4
Kurt J. Ekert                              30,000 (4)             *
Peter L. Bloom                            249,048 (5)             3.2
Richard L. Haver                           30,000 (6)             *
Robert M. Stafford                        376,900 (7)             4.9
Jim Barry                                 273,136                 3.6
William S. Leber, Jr.                      40,000 (8)             *
Ronald V. Rose                             81,000 (9)             1.1
Thomas S. White                            78,000(10)             1.0
                                   ==============              ======
Directors and officers as a group       5,996,845                78.1
                                   ==============              ======


(1) For the purposes of this table, "percent of class" held by each person has been calculated based on a total class equal to the sum of (i) 7,673,199 shares of Common Stock issued and outstanding on February 3, 2016, plus
     (ii) for such person the number of shares of Common Stock subject to stock options or warrants presently exercisable, or exercisable within 60 days after February 3, 2016, held by that person.

(2)  * Represents less than 1% of class.

(3) Mr. Gilbert has shared voting and investment power with respect to 70,000 shares included in the above table.

(4) Includes 30,000 stock options that are exercisable out of an aggregate 30,000 granted to Mr. Ekert.

(5) Includes 130,000 stock options that are exercisable out of an aggregate 130,000 granted to Mr. Bloom.

(6) Includes 30,000 stock options that are exercisable out of an aggregate 30,000 granted to Mr. Haver.

(7) Includes 12,000 stock options that are exercisable out of an aggregate 30,000 granted to Mr. Stafford.

(8) Includes 40,000 stock options that are exercisable out of an aggregate 50,000 granted to Mr. Leber.

(9) Includes 6,000 stock options that are exercisable out of an aggregate 30,000 granted to Mr. Rose.

(10) Includes 78,000 stock options that are exercisable out of an aggregate 140,000 granted to Mr. White.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information with respect to the only persons who, to the best knowledge of the Company as derived from such person's filings with the Securities and Exchange Commission, beneficially owned more than 5% of the Common Stock of the Company as of February 3, 2016. Unless otherwise indicated below, each person included in the table has sole voting and investment power with respect to all shares included therein.


                 NAME AND ADDRESS OF       AMOUNT AND NATURE    PERCENT OF CLASS
 TITLE OF CLASS   BENEFICIAL OWNERS          OF OWNERSHIP           (1)
--------------- ----------------------------------------------------------------

Common Stock      G.S. Beckwith Gilbert       4,092,563 (2)       53.3
                  One Landmark Square,
                  Suite 1900, Stamford, CT 06901

(1) For the purposes of this table, "Percent of Class" held by each person has been calculated based on a total class equal to the sum of (i) 7,673,199 shares of Common Stock issued and outstanding on February 3, 2016, plus
     (ii) for such person the number of shares of Common Stock subject to stock options or warrants presently exercisable, or exercisable within 60 days after February 3, 2016, held by that person.

(2) Mr. Gilbert has shared voting and investment power with respect to 70,000 shares included in the above table.

ADVISORY VOTE ON EXECUTIVE COMPENSATION AND ON THE FREQUENCY OF THE ADVISORY VOTE ON EXECUTIVE COMPENSATION

At our 2013 Annual Meeting of shareholders, as required by Section 14A of the Securities Exchange Act of 1934, as amended, we held an advisory vote on our executive compensation, commonly referred to as "say-on-pay." Over 99% of the shares voted at our 2013 Annual Meeting of shareholders approved our say-on-pay proposal. As a result of the strong shareholder support, the Compensation Committee determined not to make any significant changes to our compensation practices for 2015. The Company also held an advisory vote on whether to hold a say-on-pay vote every one, two, or three years, which is commonly referred to as "say-on-frequency." Over 94% of the shares voted at our 2013 Annual Meeting of shareholders approved voting on a three-year basis. Based on the outcome of that vote, the Company has determined to present a say-on-pay vote in its proxy every three years until the next required vote on the frequency of the advisory vote on executive compensation occurs.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During fiscal year 2015, the Company paid interest to G.S. Beckwith Gilbert of $225,000, representing the entire fiscal year 2015 interest due, thereby meeting the payment requirements of the loan agreement. During fiscal year 2015, the Company made $365,000 in principal payments, bringing the principal amount of the note payable due to G.S. Beckwith Gilbert to $3,500,000 on October 31, 2015.

During fiscal year 2014, the Company paid interest to G.S. Beckwith Gilbert of $241,000, representing the entire fiscal year 2014 interest due, thereby meeting the payment requirements of the loan agreement. During fiscal year 2014, the Company made $500,000 in principal payments, bringing the principal amount of the note payable due to G.S. Beckwith Gilbert to $3,864,880 on October 31, 2014.

On June 11, 2014, the Company entered into a Debt Extension Agreement with G.S. Beckwith Gilbert, effective June 11, 2014, pursuant to which the Company and Mr. Gilbert agreed to modify certain terms and conditions of the Gilbert Note. The maturity date of the Gilbert Note was due on November 1, 2014, and the total amount of principal and interest due and owing as of June 11, 2014 was $3,891,934. Pursuant to the Debt Extension Agreement, the Company issued a new note to Mr. Gilbert in the principal amount of $3,864,880 (the "New Gilbert Note") in exchange for the Gilbert Note and the Company agreed to pay the accrued interest under the Gilbert Note as of June 11, 2014, in an amount equal to $27,054, at the time and on the terms set forth in the Gilbert Note. Under the terms of the New Gilbert Note, the maturity date was extended to November 1, 2016 and the annual interest rate remained at 6%. Interest payments under the New Gilbert Note shall be made annually at October 31 of each year. The note payable is secured by the Company's assets.

On January 20, 2016, the Company entered into a Second Debt Extension Agreement with G.S. Beckwith Gilbert, effective January 20, 2016, pursuant to which the Company and Mr. Gilbert agreed to modify certain terms and conditions of the New Gilbert Note. The maturity date of the New Gilbert Note was due on November 1, 2016, and the total amount of principal and interest due and owing as of January 20, 2016 was $3,511,667. Pursuant to the Second Debt Extension Agreement, the Company issued a new note to Mr. Gilbert in the principal amount of $3,500,000 (the "Second Replacement Note") in exchange for the New Gilbert Note and the Company agreed to pay the accrued interest under the New Gilbert Note as of January 20, 2016, in an amount equal to $11,667 (the Company paid Mr. Gilbert $36,000 in December 2015 for two months interest), at the time and on the terms set forth in the New Gilbert Note. Under the terms of the Second Replacement Note, the maturity date was extended to November 1, 2017 and the annual interest rate remained at 6%. Interest payments under the Second Replacement Note shall be made annually at October 31 of each year. The note payable is secured by the Company's assets. In February of 2016 the Company paid $600,000 of principal of the Second Replacement Note to G.S. Beckwith Gilbert.

                  II. ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our shareholders an opportunity to indicate whether they support our named executive officer compensation as described in this proxy statement. This advisory vote, commonly referred to as "say on pay," is not intended to address any specific item of compensation, but instead relates to the tabular disclosures regarding named executive officer compensation, and the narrative disclosure accompanying the tabular presentation. These disclosures allow our shareholders to view the trends in our compensation program and the application of our compensation philosophies for the years presented.

The Compensation Committee believes an effective compensation program should be one that is designed to recruit and keep top quality executive leadership focused on attaining long-term corporate goals and increasing stockholder value. We believe that our executive compensation program is designed to reasonably and fairly recruit, motivate, retain, and reward our executives for achieving our objectives and goals.

Accordingly, the Board of Directors unanimously recommends that shareholders vote in favor of the following resolution:

"Resolved, that the shareholders approve the compensation of the Company's named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the summary compensation table and the related compensation tables, footnotes, and narrative disclosures."

Although this vote is advisory and not binding on the Company, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. To be effective, the proposal needs to be approved by the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter.

                  III. RATIFICATION OF INDEPENDENT REGISTERED
                      PUBLIC ACCOUNTING FIRM'S APPOINTMENT

The Audit Committee has appointed BDO USA, LLP, to audit the Company's consolidated financial statements for the fiscal year ending October 31, 2016, subject to the ratification of such appointment by the shareholders at the Annual Meeting. Such firm has no financial interest, either direct or indirect, in the Company. The Board of Directors anticipate that representatives from BDO USA, LLP, will attend the Annual Meeting and will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

The affirmative vote of a majority of the shares of Common Stock represented at the meeting and entitled to vote is required to ratify the appointment of BDO USA, LLP, as the Company's independent registered public-accounting firm. The Audit Committee is directly responsible for the appointment and retention of the Company's independent registered public-accounting firm. Although ratification by shareholders is not required by the Company's organizational documents or other applicable law, the Audit Committee has determined that requesting the shareholders to ratify the selection of BDO USA, LLP as the Company's independent registered public-accounting firm is a matter of good corporate practice. If shareholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain BDO USA, LLP, but may still retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

AUDIT AND AUDIT RELATED FEES

The aggregate fees billed to the Company for the fiscal years ended October 31, 2015, and 2014, respectively, by the Company's independent registered public-accountants, BDO USA, LLP, are as follows:



                                         2015          2014
                                      ----------- ------------


Audit fees                             $188,000      $163,000
Audit related fees                           --           --
Tax fees                                 28,500        27,500
All Other Fees                           14,500            --
                                      ----------- ------------

Total                                 $231,000       $190,500
                                      =========== ============

AUDIT FEES:

Fees billed to the Company by BDO USA, LLP, relate to the services rendered for
(i) the audit of the Company's annual financial statements set forth in the Company's Annual Report on Form 10-K, (ii) the review of the Company's quarterly financial statements set forth in the Company's Quarterly Report on Form 10-Q for fiscal years ended October 31, 2015, and 2014, respectively, and (iii) the review of the Company's S-8 filing.

AUDIT RELATED FEES:

There were no audit related fees billed to the Company by BDO USA, LLP, during fiscal years 2015 and 2014.

TAX FEES:

Tax fees billed to the Company for fiscal years 2015 and 2014 are comprised of fees for preparing federal and state tax returns and related tax compliance matters. The Audit Committee has considered whether the provision of non-audit fees for services is compatible with maintaining BDO USA, LLP's independence.

ALL OTHER FEES:

The Company paid professional service fees for government accounting guidance to BDO USA, LLP in fiscal year 2015. There were no other fees paid for professional services to BDO USA, LLP in fiscal year 2014.

AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting the compensation for, and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to review and pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services.

Prior to engagement of the independent registered public accounting firm, the Audit Committee will pre-approve all auditing services and all permitted non-audit services (including the fees and terms thereof), except those not requiring pre-approval based upon the de minimus exception set forth in Section 202(i)(1)(b) of the Sarbanes-Oxley Act of 2002, to be performed by the registered public accounting firm, to the extent required by law, according to established procedures. The Audit Committee may delegate to one or more Audit Committee members the authority to grant pre-approvals for audit and permitted non-audit services to be performed by the registered public accounting firm, provided that the decisions of such members to grant pre-approvals will be presented to the full Audit Committee at its next regularly scheduled meeting.

All of the services provided by BDO USA, LLP, as described above were approved by the Company's Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF BDO USA, LLP, AS REGISTERED PUBLIC ACCOUNTING FIRM.

                                 OTHER BUSINESS

The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment.

                           PROPOSALS OF SHAREHOLDERS

Pursuant to SEC Rule 14a-8, shareholder proposals intended for inclusion in our fiscal year 2016 proxy statement and to be acted upon at our 2017 Annual Meeting of Shareholders (the "2017 Annual Meeting"), must be received by us at our executive offices at One Landmark Square, Suite 1900, Stamford, Connecticut 06901, Attention: Corporate Secretary, on or prior to November 6, 2016.

Rule 14a-4 of the Securities Exchange Act of 1934, as amended, governs our use of discretionary proxy voting authority with respect to a shareholder proposal that is not addressed in the proxy statement. With respect to our Annual Meeting of shareholders to be held in 2017, if we are not provided notice of a shareholder proposal prior to January 22, 2017, we will be permitted to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

                  ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

The fiscal year 2015 Annual Report on Form 10-K (which is not a part of our proxy soliciting materials), including the financial statements for the fiscal year ended October 31, 2015, is being mailed with this proxy statement to those shareholders who also received a copy of the proxy materials in the mail. The Notice of Annual Meeting of Shareholders, this proxy statement, and our fiscal year 2015 Annual Report on Form 10-K and the exhibits filed with it, are also available at our website at http://www.passur.com/who-we-are-investors-sec-filings. Upon request by any shareholder to our Corporate Secretary at the address listed above, we will furnish a copy of our fiscal year 2015 Annual Report on Form 10-K without charge, and copies of any or all exhibits to the fiscal year 2015 Annual Report on Form 10-K for a charge of $50.

                   DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for shareholders and cost savings for companies.

We and some brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a shareholder of record. You can notify us by sending a written request by mail to Corporate Secretary, David M. Henderson, PASSUR Aerospace, Inc., One Landmark Square, Suite 1900, Stamford, Connecticut, 06901, or by calling (203) 622-4086. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered.

By order of the Board of Directors,

                                     PROXY
                             PASSUR AEROSPACE, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             PASSUR AEROSPACE, INC.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 6, 2016. The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the fiscal year ended October 31, 2015 are available on our website at http://www.passur.com/who-we-are-investors-sec-filings.

The undersigned shareholder hereby appoints G.S. Beckwith Gilbert and James T. Barry or either of them, each with power of substitution, as proxy or proxies for the undersigned, to attend the Annual Meeting of the Shareholders of PASSUR Aerospace, Inc. (the "Company"), to be held at 11:00 a.m., local time, on April 6, 2016, at One Landmark Square, Stamford, Connecticut, or at any adjournment or postponement thereof, and to vote, as designated on this proxy, all shares of Common Stock of the Company owned of record by the undersigned at the close of business on February 17, 2016, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue hereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

The Board of Directors recommends you vote FOR the following proposals:

    (1) ELECTION OF DIRECTORS.

FOR all nominees listed below (except as marked to the WITHHOLD AUTHORITY to vote for all nominees listed below contrary)

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

G.S. Beckwith Gilbert

James T. Barry

John R. Keller

Paul L. Graziani

Kurt J. Ekert

Peter L. Bloom

Richard L. Haver

Robert M. Stafford

Ronald V. Rose

(2) TO RECOMMEND IN A NON-BINDING VOTE, TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVES OFFICERS.

                    FOR       AGAINST        ABSTAIN

(3) TO RATIFY THE APPOINTMENT OF BDO USA, LLP AS INDEPENDENT AUDITORS

                  FOR       AGAINST        ABSTAIN

(Continued and to be Signed and Dated on the Reverse Side)

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON OTHER MATTERS WHICH PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

UNLESS OTHERWISE INDICATED ABOVE OR UNLESS THIS PROXY IS REVOKED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR THE RATIFICATION OF BDO USA, LLP AS INDEPENDENT AUDITORS.

                                                 Date:

X ________________________________________________

X ________________________________________________

(IMPORTANT: Please sign exactly as your name or names appear on the label affixed hereto, and when signing as an attorney, executor, administrator, trustee or guardian, give your full title as such. If the signatory is a corporation, sign the full corporate name by duly authorized officer, or if a partnership, sign in partnership name by authorized person.)